                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            Tower Realty Trust, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     5)  Total fee paid:
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

        ------------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3)  Filing Party:

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     4)  Date Filed:

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

                            TOWER REALTY TRUST, INC.
                         292 Madison Avenue, 3rd Floor
                               New York, NY 10017


                                 April 29, 1998


Dear Stockholders:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Tower Realty Trust, Inc., to be held at 10:00 a.m., local time, on Tuesday, May 26, 1998, at Battle Fowler LLP, 75 East 55th Street, New York, NY 10022. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting. I urge you to review them carefully.

     It is important that your shares be represented and voted at the meeting. Whether or not you personally plan to attend the meeting, please take a few moments now to sign, date and return the proxy in the enclosed postage-paid envelope. This will not limit your right to vote in person should you wish to attend the meeting. Regardless of the number of shares you own, your presence by proxy is important to establish a quorum, and your vote is important for proper corporate governance.

     Thank you for your interest in Tower Realty Trust, Inc.

                                          Sincerely,


                                          /s/ Lawrence H. Feldman


                                          Lawrence H. Feldman
                                          Chairman of the Board, Chief Executive
                                          Officer and President

                            TOWER REALTY TRUST, INC.
                         292 MADISON AVENUE, 3RD FLOOR
                            NEW YORK, NEW YORK 10017
                            ------------------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 1998
                            ------------------------

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Tower Realty Trust, Inc. (the "Company") will be held on Tuesday, May 26, 1997 at 10:00 a.m., local time, at Battle Fowler, LLP, 75 East 55th Street, New York, New York 10022 for the following purposes:

          1. To consider and vote on a proposal to elect five directors to the Company's Board of Directors to serve until their respective terms expire and their successors are duly elected and qualified;

          2. To consider and vote on a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the independent auditors of the Company for the fiscal year ending December 31, 1998; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed. Only Stockholders of the Company of record as of the close of business on April 17, 1998 will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          By Order of the Board of Directors

                                          /s/ Susan Cox

                                          Susan Cox
                                          Secretary

New York, New York

April 29, 1998


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                            TOWER REALTY TRUST, INC.
                         292 MADISON AVENUE, 3RD FLOOR
                            NEW YORK, NEW YORK 10017

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                    FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 1997


                                                                  April 29, 1998


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tower Realty Trust, Inc., a Maryland corporation (the "Company") for use at the 1998 Annual Meeting of Stockholders of the Company to be held on May 26, 1998, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to consider and vote upon a proposal (1) to elect three Class I directors, one Class II director and one Class III director to the Board of Directors of the Company, (2) to ratify the selection of Coopers & Lybrand L.L.P. as the independent auditors of the Company for the fiscal year ending December 31, 1998, and (3) to act upon any other matters properly brought before them.


     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about April 29, 1998. The Board of Directors has fixed the close of business on April 17, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, $0.01 par value per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 16,920,455 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.


     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of all of the votes cast at the Annual Meeting (provided that a quorum is present) is required for the election of directors. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of a majority of all of the votes cast at the Annual Meeting (provided that a quorum is present) is necessary to approve each of the other matters to be voted upon. For purposes of the vote on the ratification of the selection of the Company's auditors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Under Maryland law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting.

     Stockholders of the Company are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of each of the five nominees for director of the Company named in this Proxy Statement and FOR ratification of the Board of Directors' selection of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

     A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any instrument of revocation should be sent to Tower Realty Trust, Inc., 292 Madison Avenue, 3rd Floor, New York, New York 10017,
Attention: Susan Cox, Secretary.

     The Company's 1997 Annual Report (the "Annual Report") was previously mailed to Stockholders on or about April 14, 1998. The Annual Report, however, is not part of the proxy solicitation material. Additional copies of the Annual Report or the Company's Annual Report on Form 10-K for the year ended December 31, 1997, may be obtained, without charge, by writing to the Company, Attention:
Susan Cox, Secretary.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of nine directors who are divided into three classes. The initial terms of the first, second and third classes will expire in 1998, 1999, 2000, respectively. As the terms of each class expires, directors in that class will be elected by the stockholders of the Company for a term of three years or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

     At the Annual Meeting: three Class I directors will be elected to serve on the Board of Directors until the Annual Meeting of Stockholders in 2001 or until their respective successor is duly elected and qualified or until their earlier death, resignation or removal; one Class II director will be elected to serve on the Board of Directors until the Annual Meeting of Stockholders in 1999 or until his successor is duly elected and qualified or until his earlier death, resignation or removal; and one Class III director will be elected to serve on the Board of Directors until the Annual Meeting of Stockholders in 2000 or until his successor is duly elected and qualified or until his earlier death, resignation or removal. The Board of Directors has nominated Esko I. Korhonen, Richard M. Wisely and Robert M. Adams to serve as Class I directors, Russell C. Platt to serve as a Class II director and Francis X. Tansey to serve as a Class III director. Messrs. Korhonen, Wisely and Adams are currently serving as Class I directors, Mr. Platt is currently serving as a Class II director and Mr. Tansey is currently serving as a Class III director. The Board of Directors anticipates that each of the directors named above will serve, if elected, as a director. However, if any of the directors named above is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

     The following discussion sets forth the names, ages and business histories of each of the respective director nominees and the four directors whose terms will continue after the Annual Meeting, and the year of the annual meeting of stockholders at which each director's term will expire (assuming, in the case of each such nominee, that he is elected). All of the following directors were initially elected or appointed as a director in 1997 (except for Messrs. Platt and Tansey who were appointed in March 1998).

INFORMATION REGARDING NOMINEES AND DIRECTORS

  Nominees for Election at 1998 Annual Meeting

     ESKO I. KORHONEN (Term expires in 2001). Mr. Korhonen, age 42, is a principal of Carlyle Realty, L.P., an affiliate of Carlyle, a Washington, D.C. based merchant banking firm, and since April, 1995, he has been part of a group that is responsible for coordinating the firm's real estate acquisitions. From 1991 to April, 1995, Mr. Korhonen was Vice President of ING Real Estate, a subsidiary of the Netherlands-based ING Groep N.V., a financial services company ("ING"), where he directed acquisition and asset management activities for ING's North American real estate portfolio. From 1988 to 1991, Mr. Korhonen was a partner and regional manager at Richard Ellis Inc., an investment advisory firm, where he acted as a principal-side advisor to foreign and domestic institutional investors for the acquisition and asset management of North American real estate. Mr. Korhonen began his real estate career in 1983 as a developer with the Trammell Crow Company in Houston, Texas. Mr. Korhonen graduated in 1977 with a B.A. from Colgate University and an M.B.A. in 1983 from The J.L. Kellog Graduate School of Business at Northwestern University.

     ROBERT M. ADAMS (Term expires in 2001). Mr. Adams, age 56, currently serves as Director, New Business Development at Keefe, Bruyette & Woods, Inc., an investment banking firm ("Keefe Bruyette") and served as President of Adams Financial Services, Inc. from June 1995 to April 1996. Prior to that, Mr. Adams was a co-founder and Managing Director of Adams Cohen & Associates, Inc. and Adams Cohen Securities Inc. from 1984 to May 1995. Prior to that, he was a Senior Vice President of E.F. Hutton & Co. in the Corporate Finance Department, was a General Partner of Loeb Rhoades & Co. and was a Second Vice President at Chase Manhattan Bank, N.A. Mr. Adams graduated from Brown University in 1963 with a Bachelor of Arts in Economics degree and the Wharton School of Finance and Commerce, University of Pennsylvania in 1967 with a Masters in Business Administration degree with a concentration in Finance.

     RICHARD M. WISELY (Term expires in 2001). Mr. Wisely, age 52, currently serves as Chairman of the Board and Chief Executive Officer of LungCheck Inc., a highly specialized diagnostic laboratory and lung cancer research facility that he co-founded in 1996. From 1990 until August 1995, Mr. Wisely served as Senior Vice President and Chief Operating Officer of Rexall Sundown, Inc., a publicly-traded vitamin and over-the-counter pharmaceutical manufacturer. Prior to joining Rexall Sundown as the Senior Vice President of Operations in 1985, Mr. Wisely had spent 17 years with Dart Industries, principally with the former Rexall Drug Company of St. Louis; his last position there was Vice President of Operations.

     RUSSELL C. PLATT (Term expires in 1999). Mr. Platt, age 37, joined Morgan Stanley & Co. Incorporated in 1982 and currently serves as a Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. ("MSAM"). Mr. Platt has primary responsibility for managing the real estate securities investment business for MSAM. He also serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund "(MSREF"), a limited partnership engaged in the acquisition of real estate assets, portfolios and real estate operating companies. He graduated from Williams College in 1982 with a B.A. in Economics and received his M.B.A. from Harvard Business School in 1986. He is a member of the advisory boards of the National Multi Housing Council, The Wharton Real Estate Center and the MIT Center for Real Estate. He is also a member of The Urban Land Institute, the National Association of Real Estate Investment Trusts and the Pension Real Estate Association.

     FRANCIS X. TANSEY (Term expires in 2000). Mr. Tansey, age 53, serves as President and Chief Executive Officer of DRA Advisors, Inc. and serves as its Chief Investment Officer. From May 1986 through July 1994, Mr. Tansey was the President and Chief Executive Officer of Dreyfus Realty, where Mr. Tansey provided investment advisory services relating to real estate assets valued in excess of $1 billion. From 1984 to 1986, Mr. Tansey was a Trustee and Manager -- Investment Financing of the General Electric Pension Trust ("GEPT"). In that capacity, Mr. Tansey was responsible for the management of assets valued in excess of $20 billion, including GEPT's investment portfolios of affiliated mutual funds, foundations and insurance companies. From 1981 to 1984, he was the Manager-Fixed Income of GEPT, responsible for the management of real estate, taxable and tax-exempt bonds and cash. From 1970 to 1981, Mr. Tansey was both Investment Manager and Manager-Real Estate of GEPT, responsible for the management of its real estate portfolio. Mr. Tansey graduated in 1966 from Rutgers University with a Bachelor of Science Degree in Economics.

  Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS: A VOTE FOR ESKO I. KORHONEN, RICHARD M. WISELY AND ROBERT M. ADAMS, IN EACH CASE, AS A CLASS I DIRECTOR OF THE COMPANY TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2001 OR UNTIL THEIR RESPECTIVE SUCCESSOR IS DULY ELECTED AND QUALIFIED; A VOTE FOR RUSSELL C. PLATT AS A CLASS II DIRECTOR OF THE COMPANY TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 1999 OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED; AND A VOTE FOR FRANCIS X. TANSEY AS A CLASS III DIRECTOR OF THE COMPANY TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2000 OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXY A CONTRARY CHOICE.

  Continuing Class II Directors (Term Expiring in 1999)

     ROBERT L. COX. Mr. Cox, age 37, serves as Executive Vice President, Chief Operating Officer and Director of the Company. From December 1995 until the Company's initial public offering in October 1997, Mr. Cox served as Senior Vice President -- Construction of Tower Equities & Realty Corp. (together with its affiliates and subsidiaries "Tower Equities") and prior to that he served as its Vice President -- Construction from 1989 to November 1995 where his main responsibilities included supervising all of Tower Equities' construction projects. Before joining Tower Equities, Mr. Cox was Chairman of Cox Building Concepts, a national construction management company specializing in the construction of high-rise office buildings. He is currently a member of Building Owners and Management Association and the National Contractor's Register. Mr. Cox graduated from Florida State University in 1983 with a Bachelor of Arts in Architecture.

     LESTER S. GARFINKEL. Mr. Garfinkel, age 44, serves as Executive Vice President -- Finance and Administration and Chief Financial Officer of the Company. From October 1996 to April 1998, Mr. Garfinkel was a partner in the public accounting firm of Reminick, Aarons & Company LLP, where he was in charge of the firm's quality control and professional standards. Prior to joining Reminick, Aarons & Company LLP, he managed his family's investment portfolio from March 1996 to September 1996. Prior to that, Mr. Garfinkel was a principal at Feldman Radin & Company (no affiliation with Tower Equities or Lawrence H. Feldman personally), a public accounting firm, from April 1995 to March 1996. Prior to joining Feldman Radin & Company, he was a partner at Weber, Lipshie & Co., an international public accounting firm, from January 1980 to June 1994, where his clients, among others, were residential, commercial and shopping center developers and owner operators. He has been a Certified Public Accountant in the State of New York since 1979, and he is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants where he has served on technical and public relations committees.

  Continuing Class III Directors (Term Expiring in 2000)

     LAWRENCE H. FELDMAN. Mr. Feldman, age 44, serves as Chairman of the Board, Chief Executive Officer and President of the Company. From March 1990 until October 1997, Mr. Feldman served as President and Chief Executive Officer of Tower Equities and prior thereto was employed by Tower Equities for approximately 17 years. Mr. Feldman is the Chairman emeritus and founder of the Midtown West Association, an association of owners, merchants and tenants in the West 44th to 45th Street area which has combined with the city to improve security and the physical condition of the area. He is also a member of Associated Builders of Greater New York, the Real Estate Board of New York and NAREIT. Mr. Feldman graduated from Windham College in 1976 with a business degree.

     STEPHEN B. SIEGEL. Mr. Siegel, age 53, serves as President and Chief Executive Officer of Insignia Commercial Group, Inc. He was named to this position following the acquisition of Edward S. Gordon Company by Insignia Financial Group in 1996. Mr. Siegel continues as President of Insignia/Edward S. Gordon Co., a post he has held since 1992. From 1988 to 1992, Mr. Siegel was President of Chubb Realty, a real estate development subsidiary of The Chubb Corporation. Prior to that, he was employed by Cushman & Wakefield, Inc. for 27 years, rising to the position of Chief Executive Officer. Mr. Siegel serves on the advisory board of Wharton Business School's Real Estate Center and New York University's Real Estate Council, and is a director of Liberty Property Trust.

EXECUTIVE OFFICERS

     The following discussion sets forth the names, ages and business histories of the executive officers of the Company. Information concerning the business experience of Messrs. Feldman, Garfinkel and Cox is provided under the section caption "-- Information Regarding Nominees and Directors."

     PEGGY D. RAWITT. Ms. Rawitt, age 40, serves as Senior Vice President and General Counsel of the Company, having joined the Company in April 1998. From April 1991 until March 1998, Ms. Rawitt was Senior Vice President and Deputy General Counsel of Enhance Financial Services Group Inc., a triple A rated specialty insurance and financial services company traded on the NYSE. In addition to other corporate duties, she handled all legal aspects of the company's portfolio of commercial mortgage-backed credit enhanced bond financings and was responsible for all corporate owned and leased real estate. Ms. Rawitt graduated from SUNY @ Stony Brook in 1977 with a Bachelor of Arts degree and graduated from New York Law School in 1980 receiving her Juris Doctor degree.

     ERIC S. REIMER. Mr. Reimer, age 39, serves as Vice President -- Leasing of the Company. From 1987 until October 1997, Mr. Reimer was employed at Tower Equities where his responsibilities included overseeing all leasing activity in the Tower Equities' portfolio throughout the United States. Prior to joining Tower Equities, he was the Vice President of Leasing for Rostenberg-Doern in New York's Westchester County and Connecticut's Fairfield County where he specialized in tenant representation. He is a member of Building Owners and Management Association and Industrial Office Real Estate Brokers Association. Mr. Reimer graduated from the University of Vermont in 1981 with a Bachelor of Arts degree.

     REUBEN FRIEDBERG.  Mr. Friedberg, age 71, serves as Vice
President -- Finance of the Company. From 1992 until October 1997, Mr. Friedberg served as Vice President -- Finance of Tower Equities. Prior to joining Tower Equities, Mr. Friedberg was the controller of other firms in the real estate and construction industry. Mr. Friedberg graduated from Baruch College in 1948 with a Bachelor of Business Administration degree and has been a Certified Public Accountant in the State of New York since 1957.

     Mr. Joseph D. Kasman resigned as Senior Vice President and Chief Financial Officer of the Company as of April 18, 1998.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Director Meetings. The business of the Company is under the general management of its Board of Directors as required by the Company's Bylaws and the laws of Maryland, the Company's state of incorporation. The Company's Certificate of Incorporation requires that a majority of the Company's directors must be Independent Directors. The Company classifies a director as an "Independent Director" if he is not an officer or employee of the Company or the Company's subsidiary, Tower Realty Operating Partnership, L.P. (the "Operating Partnership") or an affiliate of the Company or the Operating Partnership. There are presently nine directors, including six Independent Directors. The Board of Directors held four meetings during 1997.

     During 1997, the Company had an Audit Committee and a Compensation Committee. The Company has no standing Nominating Committee, with the entire Board of Directors acting in such capacity.

     Audit Committee. The Audit Committee currently consists of Messrs. Korhonen and Adams. Mr. Garfinkel served as a member of the Audit Committee until April 20, 1998, at which time he was elected Executive Vice
President -- Finance and Administration and Chief Financial Officer of the Company. The Audit Committee makes recommendations concerning the engagement of independent public accountants, review with the independent public accountants the scope and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees, and review the adequacy of the Company's internal accounting controls. The Audit Committee met once in 1997.

     Compensation Committee. The Company also has a standing Compensation Committee of the Board of Directors. The Compensation Committee is comprised of Messrs. Siegel and Wisely. The Compensation Committee determines and establishes compensation levels for the Company's executive officers and administer the Company's 1997 Stock Incentive Plan (the "1997 Plan") and the Company's Non-Employee Directors' Incentive Plan (the "Directors' Plan"). The Compensation Committee did not meet in 1997.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee during 1997 consisted of Messrs. Siegel and Wisely, neither of whom was, prior to or during 1997, an officer or employee of the Company. Neither of such persons had any relationships requiring disclosure under applicable rules and regulations.

                             DIRECTOR COMPENSATION

     Each director who is not an employee of the Company (each, an "Independent Director") has been granted nonqualified options to purchase 20,000 shares of Common Stock at the initial public offering price per share of $26.00 that vest in five annual installments commencing on the first anniversary of the date of grant. Any Independent Director who ceases to be a director will forfeit the right to receive any options not previously vested. Independent Directors of the Company do not otherwise receive any fees for their service on the Board of Directors or a committee thereof. Directors who are employees of the Company will not receive any additional compensation for their service on the Board of Directors or a committee thereof. In April 1998, in furtherance of his appointment as Executive Vice President -- Finance and Chief Financial Officer of the Company, Mr. Garfinkel surrendered the 20,000 options he held which were granted to him upon his becoming a director of the Company.

                             EXECUTIVE COMPENSATION

     The Company was organized as a Maryland corporation on March 21, 1997 and commenced operations upon the completion of its initial public offering (the "IPO") on October 16, 1997. The following table sets forth information, for the fiscal year ended December 31, 1997, regarding the compensation of the Company's Chief Executive Officer. No executive officer of the Company earned annual salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                                     COMPENSATION
                                                                            ------------------------------
                                            ANNUAL COMPENSATION                         AWARDS                PAYOUTS
                                   --------------------------------------   ------------------------------   ----------
                                                                             RESTRICTED       SECURITIES
       NAME AND                                            OTHER ANNUAL         STOCK         UNDERLYING        LTIP
  PRINCIPAL POSITION     YEAR(1)   SALARY($)   BONUS($)   COMPENSATION($)   AWARD(S)$/(1)   OPTIONS/(#)(2)   PAYOUTS($)
  ------------------     -------   ---------   --------   ---------------   -------------   --------------   ----------
Lawrence H. Feldman....   1997      30,822       None          None             None           201,000          None
  Chairman of the Board


       NAME AND             ALL OTHER
  PRINCIPAL POSITION     COMPENSATION($)
  ------------------     ---------------
Lawrence H. Feldman....       None
  Chairman of the Board


---------------
(1) Includes compensation only during the period from October 16, 1997 (the date of the IPO) through December 31, 1997.

(2) In connection with the IPO, the Company granted incentive stock options ("ISOs") and nonqualified options to Mr. Feldman to purchase shares of Common Stock. Of the 201,000 options granted to Mr. Feldman, 189,462 are nonqualified stock options and 11,538 are ISOs. All of such options vest in three equal annual installments commencing on the first anniversary of the date of grant.

     The executive officers, including Mr. Feldman, receive health insurance benefits which do not exceed 10% of their respective salaries. These benefits are also provided to all other employees of the Company.

  Option Grants

     The following table sets forth information regarding grants of stock options to the Company's executive officers during the 1997 fiscal year. The options were granted pursuant to the 1997 Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                 POTENTIAL REALIZABLE
                                                     INDIVIDUAL GRANTS                             VALUE AT ASSUMED
                                 ----------------------------------------------------------        ANNUAL RATES OF
                                 NUMBER OF      % OF TOTAL                                        COMMON SHARE PRICE
                                 SECURITIES      OPTIONS       EXERCISE PRICE                      APPRECIATION FOR
                                 UNDERLYING     GRANTED TO          PER                              OPTION TERM
                                  OPTIONS      EMPLOYEES IN     COMMON SHARE     EXPIRATION    ------------------------
             NAME                GRANTED(#)    FISCAL YEAR       ($/SHARE)          DATE         5%($)         10%($)
             ----                ----------    ------------    --------------    ----------    ----------    ----------
Lawrence H. Feldman............   201,000          21.0%           $26.00         10/16/07     $3,286,350    $8,329,440
Robert L. Cox..................   201,000          21.0%           $26.00         10/16/07     $3,286,350    $8,329,440
Joseph D. Kasman(1)............   110,000          11.5%           $26.00         10/16/07     $1,798,500    $4,558,400
Eric S. Reimer.................    68,000           7.1%           $26.00         10/16/07     $1,111,800    $2,817,920
Reuben Friedberg...............    31,000           3.2%           $26.00         10/16/07     $  506,850    $1,284,640


---------------

(1) Mr. Kasman resigned as Senior Vice President and Chief Financial Officer of the Company as of April 18, 1998. Because Mr. Kasman resigned at a time when none of his options had vested, such options are not exercisable pursuant to their terms.



     The options granted to Messrs. Feldman, Cox, Kasman, Reimer and Friedberg were granted as of October 16, 1997 at an exercise price of $26.00 per share, the per share price of the Common Stock in the IPO. The options for each of Messrs. Feldman, Cox, Reimer and Friedberg vest in three equal annual installments commencing on the first anniversary of the date of grant.


   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                                     NUMBER OF
                                                                    SECURITIES                     VALUE OF
                                                                    UNDERLYING                    UNEXERCISED
                                                                    UNEXERCISED                  IN-THE-MONEY
                               SHARES                               OPTIONS AT                    OPTIONS AT
                              ACQUIRED          VALUE          DECEMBER 31, 1997(#)            DECEMBER 31, 1997
          NAME             ON EXERCISE(#)   REALIZED($)(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE($)
          ----             --------------   --------------   -------------------------   -----------------------------
Lawrence H. Feldman......    None             None                   0/201,000             None           None
Robert L. Cox............    None             None                   0/201,000             None           None
Joseph D. Kasman(2)......    None             None                   0/110,000             None           None
Eric S. Reimer...........    None             None                    0/68,000             None           None
Reuben Friedberg.........    None             None                    0/31,000             None           None

---------------
(1) No options were exercised in 1997.

(2) Mr. Kasman resigned as Senior Vice President and Chief Financial Officer of the Company as of April 18, 1998.

  Employment Agreements

     In October 1997, the Company entered into an employment agreement with Lawrence H. Feldman pursuant to which Mr. Feldman serves as Chairman of the Board, Chief Executive Officer and President of the Company for a term of three years, subject, in certain circumstances to automatic one-year extensions, at an initial annual base compensation of $175,000 (subject to any increases in base compensation approved by the Compensation Committee). In October 1997, the Company entered into employment agreements with Messrs. Cox and Kasman pursuant to which Mr. Cox serves as Executive Vice President and Chief Operating Officer, and Mr. Kasman served as Senior Vice President and Chief Financial Officer, each for a term of three years, subject, in certain circumstances in the case of Mr. Cox, to automatic one-year extensions, at an initial annual base compensation of $150,000 each (subject to any increases in base compensation approved by the

Compensation Committee). Mr. Kasman resigned effective April 18, 1998 and was replaced by Lester S. Garfinkel as described below. Severance arrangements between the Company and Mr. Kasman are currently under discussion.

     In addition, in April 1998, the Company entered into an employment agreement with Lester S. Garfinkel pursuant to which Mr. Garfinkel serves as Executive Vice President -- Finance and Administration and Chief Financial Officer for a term of three years. Mr. Garfinkel's employment agreement provides for base compensation during 1998 at an annual rate equal to $195,000 and base compensation during 1999 of $225,000 (subject to any increases in base compensation approved by the Compensation Committee). In addition, pursuant to Mr. Garfinkel's employment agreement with the Company, he was granted 300,000 stock options at an exercise price of $26.00 (which options vest in three equal annual installments commencing on the date of grant) and he is entitled to a grant of an additional 50,000 stock options on January 1, 1999 at an exercise price equal to the greater of (i) $26.00 and (ii) the fair market value of the Common Stock on the date of grant. In April 1998, the Company entered into an employment agreement with Peggy D. Rawitt pursuant to which Ms. Rawitt serves as Senior Vice President and General Counsel for a term of three years, at an annual base salary of $175,000 (subject to any increase in base compensation approved by the Compensation Committee) and a minimum bonus in 1998 of at least $35,000. In addition, pursuant to Ms. Rawitt's employment agreement with the Company, she was granted 10,000 shares of restricted Common Stock that vest in five equal annual installments commencing January 1, 1999 and 50,000 stock options at an exercise price of $26.00. Of such options, 12,500 vested immediately on the date of grant and the remaining 37,500 vest in three equal annual installments commencing January 1, 1999.


     In addition to base salary, each such executive officer will be entitled under his employment agreement to receive annual performance-based compensation as determined by the Compensation Committee. Except with respect to Ms. Rawitt, upon termination of an officer's employment agreement other than for cause, or by such officer for "good reason" (as such term is defined in each officer's employment agreement, but generally includes a change of control of the Company) each of such officers will be entitled to receive severance benefits in an amount equal to the greater of (i) the aggregate of all compensation due such officer during the balance of the term of the employment agreement or (ii) 2.99 times (or, except with respect to Mr. Garfinkel, after the second anniversary of the date of the agreement, 1.99 times) the "base amount" as determined in the Code, in each case, payable in monthly installments over a 12 month period. With respect to Ms. Rawitt, upon termination of her employment agreement by Ms. Rawitt for "good reason" or a "change in control" (as such terms are defined in her employment agreement), Ms. Rawitt is entitled to receive a severance benefit equal to one year's base salary as in effect on the date of termination plus the bonus paid to Ms. Rawitt during the preceding year (the "Severance Amount"). Upon termination of Ms. Rawitt's employment agreement by the Company without cause, Ms. Rawitt is entitled to receive a severance benefit equal to one half of the Severance Amount. In the case of an officer's death or disability, pursuant to the Company's employment agreements, salary is generally continued for a twelve-month period. In addition, pursuant to these employment agreements, the options granted to such executives will vest upon an officer's death or disability or a change in control of the Company.


                        REPORT OF COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     Introduction. The Compensation Committee of the Board of Directors was established in October 1997 and is comprised of Messrs. Siegel and Wisely, neither of whom is or was an employee or officer of the Company prior to or during 1997. The Compensation Committee is authorized to determine the compensation of the Company's executive officers, administer the Company's employee benefit plans, including determining the terms and conditions of the benefits and the recipients thereof in accordance with the plans, review all existing and proposed employee benefit plans and advise the Board of Directors regarding the results and benefits thereof, and perform such other functions as necessary, advisable or appropriate in the efficient discharge of its duties. Prior to establishment of the Compensation Committee, all decisions regarding executive compensation were made by the Company's Board of Directors. The Compensation Committee is in the process of devising and implementing compensation policies for the Company's executive officers for the fiscal year 1998, which are commensurate with their positions but has not yet developed or adopted any such policies.

     During the period from October 16, 1997 through December 31, 1997, the compensation payable to Lawrence H. Feldman, Chairman of the Board, Chief Executive Officer and President, Robert L. Cox, Executive Vice President and Chief Operating Officer, and Joseph D. Kasman, the former Senior Vice President, Chief Financial Officer and Treasurer, were set by the terms of their respective employment agreements, which where entered into by the Company at the closing of the IPO prior to the formation of the Compensation Committee. The employment agreements were approved by the Board of Directors, including the members of the Compensation Committee, in October 1997. The Board of Directors did not review any particular criteria or factors in determining whether to approve the agreements, except that the existence and basic terms of the agreements were disclosed in the Company's Prospectus which was prepared in connection with the IPO and copies of the form of the agreements were filed with the Securities and Exchange Commission (the "Commission") in connection with the registration of the IPO and that the terms of the employment agreements had been negotiated with representatives of the Company's underwriters. See "Executive
Compensation -- Employment Agreements" for a summary of the terms of the employment agreement for Messrs. Feldman and Cox. The salaries of Messrs. Reimer, the Company's Vice President -- Leasing, and Mr. Friedberg, the Company's Vice President -- Finance, were determined in connection with the structuring of the IPO and were included as part of the Company's planned general and administrative budget at that time. The base cash compensation for these executives was not based on or tied to the Company's financial performance. Additional annual performance-based compensation may be awarded as bonuses to such persons (other than Mr. Kasman) as determined by the Compensation Committee. The Compensation Committee did not consider the executive officers for a grant of annual incentive compensation and, accordingly, no bonuses were paid to any of the Company's executive officers with respect to 1997. It is expected that future cash bonuses, if any, payable to the Company's executive officers will reflect the Company's future financial performance and growth, although no policy or formula has yet been established.

     The Compensation Committee, in collaboration with senior management, is also establishing quantitative and qualitative performance targets for the year ending December 31, 1998 for both annual and long-term compensation awards. The results of this review will be reflected in the annual incentive and long-term incentive compensation decisions for the fiscal year ending December 31, 1998 and in the base salary levels for the fiscal year ending December 31, 1998.

     Members of the Compensation Committee consult periodically by telephone prior to the meeting at which compensation decisions are made. The Compensation Committee exercises its independent discretion in determining the compensation of the executive officers.

     Each element of the Company's executive compensation, as well as compensation of the Chief Executive Officer, is discussed separately below.

     Base Salary. For 1997, base salaries were determined prior to the IPO and prior to the formation of the Compensation Committee. Accordingly, the Compensation Committee took no action with respect to such determinations.

     Annual Incentives. The Compensation Committee did not consider the executive officers for a grant of annual incentive awards and, accordingly, no cash bonuses were awarded to the Company's executive officers for the fiscal year ended December 31, 1997.

     Long-term Incentives. In connection with the IPO, Messrs. Feldman, Cox, Kasman, Reimer and Friedberg were granted stock options to purchase 201,000, 201,000, 110,000, 68,000 and 31,000 shares of Common Stock, respectively, which become exercisable over three equal annual installments (i.e. one-third of each such executive's options vest and are exercisable on the first, second and third anniversaries, respectively, of the consummation of the IPO). Stock option grants for 1997 were determined prior to the formation of the Compensation Committee. The grants made to the executive officers of stock options were approved by the Board of Directors, including members of the Compensation Committee, in October 1997. The Board of Directors did not review any particular criteria or factor in determining whether to approve these stock options except that the intent to issue the stock options was disclosed in the Company's Prospectus delivered to stockholders in connection with the IPO and that these stock options had been negotiated with representatives of the Company's underwriters. Accordingly, the Compensation Committee took no action with respect to such determinations.

     Tax Deductibility of Compensation. Section 162(m) of the Code limits the deductibility in the Company's tax return of compensation over $1 million to any of the executive officers of the Company unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by the Company's stockholders. The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted while simultaneously providing Company executives with appropriate rewards for their performance. The Company did not pay any compensation during 1997 that would be subject to the limitations of Section 162(m).

     Submitted by the Compensation Committee:

               Stephen B. Siegel
               Richard M. Wisely

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING STOCK PERFORMANCE GRAPH AND THE REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                            STOCK PERFORMANCE GRAPH

     The following graph provides a comparison of the cumulative total stockholder return for the period from October 16, 1997 (the date upon which the Common Stock was issued in the IPO at $26.00 per share) through December 31, 1997 (assuming reinvestment of any dividends) among the Company, the Standard & Poor's 500 Index ("S&P 500 Index"), and the National Association of Real Estate Investment Trust Equity Index (the "NAREIT Equity Index"). On the graph, total return equals appreciation in stock price plus dividends paid. The Company will provide upon request the names of the companies included in the NAREIT Equity Index. The NAREIT Equity Index is published monthly by the National Association of Real Estate Investment Trusts ("NAREIT") in its publication, REITWatch. The index is available to the public upon request to NAREIT.

        COMPARE CUMULATIVE TOTAL RETURN AMONG TOWER REALTY TRUST, INC.,
                     NAREIT EQUITY INDEX AND S&P 500 INDEX

        [Insert Tower Realty Trust, Inc. Stock Performance Graph here]


     The foregoing graph is based upon the following data:

                                      OCTOBER 16, 1997    NOVEMBER 30, 1997    DECEMBER 31, 1997
                                      ----------------    -----------------    -----------------
The Company.........................       100.00               94.64                92.47
S&P 500 Index.......................       100.00              104.46               106.11
NAREIT Equity Index.................       100.00              101.60               103.57

     There can be no assurance that the Company's share performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future share performance.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 1, 1998 certain information regarding the beneficial ownership of shares of Common Stock by (i) each director of the Company, (ii) each executive officer of the Company,

(iii) by all directors and executive officers of the Company as a group and (iv) by persons who own more than 5.0% of the shares of Common Stock. Except as otherwise described below, all shares are owned directly and the indicated person has sole voting and investment power. The number of shares of Common Stock includes the number of shares of Common Stock that such person could receive if he exchanged his units of limited partnership ("OP Units") in the Operating Partnership for shares of Common Stock under certain circumstances.

                                                             NUMBER OF                        PERCENT
                                                             SHARES AND                        OF ALL
                                                              OP UNITS                         SHARES
                                                            BENEFICIALLY    PERCENT OF ALL     AND OP
               NAME OF BENEFICIAL OWNER(1)                     OWNED          SHARES(2)       UNITS(3)
               ---------------------------                  ------------    --------------    --------
Lawrence H. Feldman.......................................     915,846            5.1%           4.9%
Robert L. Cox.............................................     106,723              *              *
Eric S. Reimer............................................      78,722              *              *
Reuben Friedberg..........................................      30,119              *              *
Lester S. Garfinkel.......................................          --             --             --
Peggy D. Rawitt(4)........................................          --             --             --
Robert M. Adams(5)........................................      53,993              *              *
Stephen B. Siegel(6)......................................          --             --             --
Richard M. Wisely(7)......................................      38,000              *              *
Esko I. Korhonen(8)(9)....................................     384,615            2.3            2.1
Francis X. Tansey (10)(11)................................     924,800            5.5            5.0
Russell C. Platt(12)(13)..................................   1,655,430            9.8            8.9
DRA Opportunity Fund(14)..................................     465,400            2.8            2.5
Office Invest Sub LLC(15).................................     459,400            2.7            2.5
Morgan Stanley Asset Management Inc.(16)..................   1,655,430            9.8            8.9
All executive officers, directors and director nominees as
  a group (12 persons)....................................   4,188,248           23.1%          22.5%

---------------
   * Represents less than 1.0% of the class.

 (1) Unless otherwise indicated, the business address of each person listed is c/o Tower Realty Trust, Inc., 292 Madison Avenue, 3rd Floor, New York, New York 10017.

 (2) Assumes that all OP Units held by the person are exchanged for shares of Common Stock. The total number of shares of Common Stock outstanding used in calculating this percentage assumes that none of the OP Units held by other persons are exchanged for shares of Common Stock.

 (3) Assumes that all OP Units held by the person are exchanged for shares of Common Stock. The total number of shares of Common Stock outstanding used in calculating this percentage assumes that all of the OP Units held by other persons are exchanged for shares of Common Stock.

 (4) Excludes 12,500 options which vested on April 8, 1998 and 10,000 shares of restricted Common Stock that vest in five equal annual installments commencing January 1, 1999.

 (5) The business address of Mr. Adams is Adams Financial Services, Inc., 13 South Bayless Avenue, Port Washington, New York 11050.

 (6) The business address of Mr. Siegel is Insignia/Edward S. Gordon Co., 200 Park Avenue, 19th Floor, New York, New York 10166.

 (7) The business address of Mr. Wisely is LungCheck, Inc., 8255 East Raintree Drive, Scottsdale, Arizona, 85260-2515.

 (8) The business address of Mr. Korhonen is The Carlyle Group, 1001 Pennsylvania Avenue N.W., Suite 220 South, Washington, D.C. 20004-2505.

 (9) Includes 384,615 shares of Common Stock held by certain investment funds sponsored by the Carlyle Group ("Carlyle"), which may be deemed beneficially to be owned by Mr. Korhonen as he is a principal of Carlyle Realty, L.P., an affiliate of Carlyle.

(10) The business address of Mr. Tansey is DRA Advisors, Inc., 1180 Avenue of the Americas, New York, New York 10036.


(11) Includes 465,400 Shares of Common Stock held by DRA Opportunity Fund and 459,400 shares of Common Stock held by Office Invest Sub LLC, which may be deemed to be beneficially owned by Mr. Tansey in his capacity as President of DRA Advisors, Inc., an affiliate of DRA Opportunity Fund and Office Invest Sub LLC, because he possesses shared voting and investment power with respect to such shares.


(12) The business address of Mr. Platt is Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, New York, New York 10020.

(13) Includes 1,655,430 shares of Common Stock held by certain private investment funds and separate accounts advised by MSAM (the "Morgan Stanley Investors"), which may be deemed to be beneficially owned by Mr. Platt in his capacity as Managing Director of MSAM. Mr. Platt disclaims beneficial ownership of such shares of Common Stock.

(14) The business address of DRA Opportunity Fund is 1180 Avenue of the Americas, New York, New York 10036. Francis X. Tansey is the President of DRA Advisors, Inc., an affiliate of DRA Opportunity Fund.

(15) The business address of Office Invest Sub LLC is c/o DRA Advisors, Inc., 1180 Avenue of the Americas, New York, New York 10036. Francis X. Tansey is the President of DRA Advisors, Inc., an affiliate of Office Invest Sub LLC.

(16) MSAM, as investment adviser to the Morgan Stanley Dean Witter & Co., as the owner of all the common stock of MSAM, are deemed beneficially to own the shares of Common Stock beneficially owned by the Morgan Stanley Investors. See Notes 12 and 13 above. MSAM maintains its principal office at 1221 Avenue of the Americas, New York, New York 10020 and Morgan Stanley Dean Witter & Co. maintains its principal office at 1585 Broadway, New York, New York 10036. MSAM disclaims beneficial ownership of such shares of Common Stock.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("10% Holders"), to file reports of ownership and changes in ownership with the Commission. Officers, directors and 10% Holders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% Holders were properly and timely satisfied.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Acquisition of Interests in Certain of the Initial Properties

     One or more of Messrs. Feldman, Cox, Reimer, Friedberg, and their respective affiliates owned equity interests or contract rights relating to certain of the 21 office properties that the Company acquired at the time of the IPO. Such persons and affiliates received an aggregate of 1,509,490 OP Units in exchange for such interests in these properties. Upon exercise of their rights to exchange such OP Units (which rights are not exercisable until October 1999), such persons and entities may receive cash or, at the Company's option, an aggregate of 1,509,490 shares of Common Stock.

     Certain affiliates of Mr. Tansey owned equity interests in 10 of the office properties that the Company acquired at the time of the IPO. Such affiliates of Mr. Tansey received $23.1 million in cash and 924,800 shares of restricted Common Stock in connection with the acquisition of these properties. Pursuant to this transaction, DRA Advisors, Inc., an affiliate of Mr. Tansey, received $560,000 in cash in connection with the cancellation of an asset management fee agreement.

  The Management Agreements


     Tower Equities Management, Inc. ("TEMI"), a non-consolidated subsidiary of the Operating Partnership in which the Operating Partnership holds a 95% interest, manages six retail properties for certain limited partnerships in which Messrs. Feldman, Cox, Kasman, Reimer and Friedberg, and certain affiliates of Mr. Tansey, have an interest in one or more of these properties. Pursuant to those management agreements, TEMI is entitled to receive a management fee equal to approximately 4% of gross revenues (approximately $704,000 in the aggregate during 1997).


         PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company, upon the recommendation of the Audit Committee, has selected the accounting firm of Coopers & Lybrand L.L.P. to serve as independent auditors of the Company for the fiscal year ending December 31, 1998. Coopers & Lybrand L.L.P. has served as the Company's independent auditors since the Company's formation in March 1997 and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity. A representative of Coopers & Lybrand L.L.P. will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     Although the Company is not required to submit the ratification of the selection of its independent auditors to a vote of stockholders, the Board of Directors believes that it is a sound policy to do so. In the event that the majority of the votes cast are against the selection of Coopers & Lybrand L.L.P., the directors will consider the vote and the reasons therefor in future decisions on the selection of independent auditors.

  Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR the proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors of the Company.

                            SOLICITATION OF PROXIES

     The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expenses of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of the Company, who will receive no additional compensation therefor. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of shares of Common Stock of the Company.

                              ADVANCE NOTICE BYLAW

     The Bylaws of the Company provide that in order to nominate a candidate for election as a member of the Board of Directors at an annual meeting of stockholders or propose business for consideration at such meeting, notice must be delivered to the Secretary of the Company no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the 1999 annual meeting is advanced by more than 30 days or delayed for more than 60 days from the date of the first anniversary of the 1998 annual meeting, such written notice must be received by the Company not earlier than the 90th day prior to the date of the 1999 annual meeting and not later than the later of the 60th day prior to such meeting or the tenth day after the first public announcement of the date of such meeting.

                             STOCKHOLDER PROPOSALS

     The Board of Directors will provide for presentation of proposals by the Company's stockholders at its annual meeting of stockholders for 1999, provided that such proposals are submitted by eligible stockholders who have complied with the relevant regulations of the Commission regarding stockholder proposals and the Company's Bylaws, a copy of which is available upon written request from the Secretary of the Company. Stockholder proposals intended to be submitted for presentation at the Company's annual meeting of stockholders for 1999 must be in writing and must be received by the Company at its executive offices on or before December 15, 1998 for inclusion in the Company's proxy statement and the form of proxy relating to the 1999 annual meeting. Any such proposal should be mailed to: Tower Realty Trust, Inc., 292 Madison Avenue, New York, New York 10017; Attention: Susan Cox, Secretary.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Susan Cox

                                          Susan Cox
                                          Secretary

New York, New York

April 29, 1998

                            TOWER REALTY TRUST, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF STOCKHOLDERS - MAY 26, 1998

     Those signing on the reverse side, revoking any prior proxies, hereby appoints Lawrence H. Feldman and Lester S. Garfinkel, and each of them (with full power to act without the other), with full power of substitution, as proxies for those signing on the reverse side of this card to attend the Annual Meeting of Stockholders of the Company to be held at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York on Tuesday, May 26, 1998, at 10:00 a.m. (the "1998 Annual Meeting"), and any adjournment or postponement thereof, to cast on behalf of those signing on the reverse side all votes that those signing on the reverse side are entitled to cast at the 1998 Annual Meeting and otherwise to represent those signing on the reverse side at the 1998 Annual Meeting with all powers possessed by those signing on the reverse side if personally present at the 1998 Annual Meeting. Those signing on the reverse side hereby acknowledge receipt of the Notice of the 1998 Annual Meeting and of the accompanying Proxy Statement and revoke any proxy heretofore given with respect to such meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL BE VOTED "FOR" PROPOSAL NUMBERS 1 AND 2.

     A VOTE FOR EACH OF THE DIRECTOR NOMINEES AND FOR PROPOSAL NUMBER 2 IS RECOMMENDED BY YOUR BOARD OF DIRECTORS.

PLEASE VOTE, DATE AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                      PLEASE DATE, SIGN AND MAIL YOUR PROXY
                         CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            TOWER REALTY TRUST, INC.

                                  MAY 26, 1998

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

A [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.








1. Election of
   Directors
                                                       NOMINEES:
     For all                Withhold authority               Robert M. Adams
    nominees             to vote for all nominees            Esko I. Korhonen
 listed at right              listed at right                Russell C. Platt
                                                             Francis X. Tansey
       [ ]                          [ ]                      Richard M. Wisely

INSTRUCTIONS: To withhold authority to vote for individual nominee(s) strike a line through each such nominee's name in the list at the right. Your shares will be voted for the remaining nominee(s).

 2. Ratification of the selection by the Board of Directors of the Company of Coopers & Lybrand L.L.P. as the independent auditors of the Company for the fiscal year commencing January 1, 1998.

AGAINST                         ABSTAIN                           FOR

  [ ]                             [ ]                             [ ]

 3. To transact such other business as may properly come before the meeting or any adjournment thereof.


PLEASE READ THE REVERSE SIDE OF THIS CARD.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?


SIGNATURE____________  DATE___________   SIGNATURE_______________ DATE__________

 NOTE:Please sign this proxy exactly as name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.